UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2022

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

District of Columbia (state or other jurisdiction of incorporation)	1-7102 (Commission File Number)	52-0891669 (I.R.S. Employer Identification No.)

20701 Cooperative Way Dulles, VA	20166-6691 (Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (703) 467-1800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
7.35% Collateral Trust Bonds, due 2026	NRUC 26	New York Stock Exchange
5.50% Subordinated Notes, due 2064	NRUC	New York Stock Exchange

Item 5.02	Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 13, 2022, Robert E. Geier, Vice President, Chief Accounting Officer and principal accounting officer of National Rural Utilities Cooperative Finance Corporation (the “Company”), notified the Company of his intent to retire effective May 31, 2022. Mr. Geier’s retirement is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies and practices. To ensure continuity and facilitate a smooth transition, Yu Ling Wang, the Company’s Senior Vice President, Chief Financial Officer and principal financial officer, will act as interim principal accounting officer effective immediately until a replacement is named.

Ms. Wang, 47, has served as the Company’s Chief Financial Officer since May 2021. Ms. Wang joined the Company in 1999. During her 23-year tenure, Ms. Wang has held various positions within the Company’s finance department. Ms. Wang was previously the Company’s Vice President, Capital Markets between June 2017 and May 2021 after having served as the Company’s Vice President, Capital Markets Relations since June 2012.

Ms. Wang holds a B.S. in Finance from George Mason University, an M.B.A. and M.S. from the University of Maryland College Park, and is a Certified Public Accountant and a Chartered Financial Analyst.

There are no family relationships between Ms. Wang and any executive officer or director of the Company and Ms. Wang does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Ms. Wang was not appointed pursuant to any arrangement or understanding between her and any other person.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibit is filed as part of this report:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

By:	/s/ Yu Ling Wang
Yu Ling Wang
Senior Vice President and Chief Financial Officer

Dated: April 19, 2022